GOLDMAN SACHS VARIABLE
INSURANCE TRUST

Institutional and Service Shares of
Goldman Sachs Mid Cap Value Fund (the “Fund”)

Supplement dated April 28, 2010 to the
Prospectuses dated April 30, 2009 (the “Prospectuses”)

Effective April 28, 2010, the “Service Providers—Fund Managers” section of the Prospectuses is replaced in its entirety with the following:

     FUND MANAGERS

Value Investment Team

■	Stable investment team that on average has two decades of industry experience
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value Investment Team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Mid Cap Value	Since 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Mid Cap Value	Since 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Mid Cap Value	Since 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sean A. Butkus, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2006	Mr. Butkus joined the Investment Adviser as a research analyst on the Value team in July 2004 and became portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in December 1998, he worked at Arthur Andersen L.P.

Scott Carroll, CFA Managing Director	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

J. Kelly Flynn Vice President	Portfolio Manager— Mid Cap Value	Since 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager for the Value team in 2002. Prior to joining the team, Mr. Flynn spent three years at Lazard Asset Management as a Portfolio Manager for Small Cap/Mid Cap Value Products.

John Arege, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2010	Mr. Arege joined the Investment Adviser in 2006 as a Portfolio Manager on the Core Equity team and later joined the US Value team as a Portfolio Manager in 2007. From 1999 to 2006 he worked at Merrill Lynch Investment Managers where he was a senior analyst on the Value team.

Charles “Brook” Dane, CFA Vice President	Portfolio Manager— Mid Cap Value	Since 2010	Mr. Dane joined the Investment Adviser in 2010 as a portfolio manager for the Value Team. Prior to joining the Investment Adviser, Mr. Dane spent 13 years at Putnam Investments as a research analyst and more recently as a portfolio manager.

Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Fund’s portfolio structure at both the stock and industry level.

For information about the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with the Prospectus for future reference.

VITMCFMSTK 4-10